SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                    Central European Distribution Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ----------------------------------------------------------------------
     5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid:

        ----------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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









                                                                 April  26, 2000



Dear Stockholder:

         On behalf of the Board of Directors of Central European Distribution Corporation ("the Company"), it is my pleasure to invite you to the 2000 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held on Tuesday, May 23, 2000 at 10:00 a.m., local time, at the offices of Hogan & Hartson L.L.P., 885 Third Avenue, 26th Floor, New York, New York.

         The Annual Meeting has been called for the following purposes: (1) to elect six directors to serve on the Board of Directors, each for a one-year term; (2) to ratify the Board of Directors' appointment of Ernst & Young Audit Sp. z o.o. as the Company's independent public accountants for the 2000 fiscal year; and (3) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, all as more fully described in the accompanying Proxy Statement. Management will also review 1999 results and respond to stockholder questions.

         The Board of Directors has approved the matters being submitted by the Company for stockholder approval at the Annual Meeting and recommends that stockholders vote "FOR" such proposals. It is important that your views be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed Proxy Card and promptly return it in the prepaid envelope.

                                 Sincerely,



                                 William V. Carey
                                 CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                CENTRAL EUROPEAN
                            DISTRIBUTION CORPORATION
                    1343 MAIN STREET, SARASOTA, FLORIDA 34236
                                 (941) 330-1558

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2000


         NOTICE IS HEREBY GIVEN that the 2000 annual meeting of stockholders (the "Annual Meeting") of Central European Distribution Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, May 23, 2000 at 10:00 a.m., local time, at the offices of Hogan & Hartson L.L.P., 885 Third Avenue, 26th Floor, New York, New York, for the purpose of considering and voting upon the following matters:

1. To elect six (6) directors to serve on the Board of Directors, each for a one-year term and until their respective successors are elected;

2. To ratify the Board of Directors' appointment of Ernst & Young Audit Sp. z o.o. as the Company's independent public auditors for the 2000 fiscal year; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

         Pursuant to the Company's Bylaws, the Board of Directors has fixed March 31, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of all stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten (10) days before the Annual Meeting at the offices of the Company located at 1343 Main Street, Sarasota, Florida 34236.

                                        By Order of the Board of Directors



                                        Jeffrey Peterson
                                        VICE-CHAIRMAN AND SECRETARY
Sarasota, Florida
April  26, 2000

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU SIGN AND RETURN YOUR PROXY CARD WITHOUT SPECIFYING A CHOICE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

                                CENTRAL EUROPEAN
                            DISTRIBUTION CORPORATION
                    1343 MAIN STREET, SARASOTA, FLORIDA 34236
                                 (941) 330-1558



                            ------------------------

                                 PROXY STATEMENT
                       2000 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 2000

                            -------------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         This Proxy Statement and the accompanying Proxy Card are furnished to stockholders of Central European Distribution Corporation, (the "Company") in connection with the solicitation by the Company's Board of Directors (the "Board of Directors" or the "Board") of proxies to be used at the 2000 annual meeting of stockholders (the "Annual Meeting"), to be held on Tuesday, May 23, 2000, at 10:00 a.m., local time, at the offices of Hogan & Hartson L.L.P., 885 Third Avenue, 26th Floor, New York, New York and at any adjournments thereof.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and the ratification of CEDC independent auditors. In addition, CEDC management will report on the performance of CEDC during 1999 and respond to appropriate questions from stockholders.

WHO IS ENTITLED TO VOTE?

         Only stockholders of record at the close of business on the record date, March 31, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common shares that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

         Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring appropriate documentation from your broker or nominee to personally vote at the meeting.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 4,134,230 shares of common stock of CEDC were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum. A "broker non-vote" occurs when a broker or other nominee indicates on the proxy card that it does not have discretionary authority to vote on a particular matter.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to CEDC, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the secretary of CEDC either a notice of revocation or a duly executed proxy, bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. The Board recommends a vote:

         o for election of the nominated slate of six directors (see page 5);

         o for ratification of the appointment of Ernst and Young Audit Sp. z o.o. as CEDC's independent auditors (see page 15).

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have no legal effect on the election of directors.

         RATIFICATION OF INDEPENDENT AUDITORS AND OTHER ITEMS. For the ratification of CEDC's independent auditors and any other item voted upon at the annual meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. Abstentions will not be voted for any such matter. Accordingly, abstentions will have the same legal effect as a negative vote. Broker non-votes will not be counted in determining the number of shares necessary for approval.

WHO WILL BEAR THE COSTS OF SOLICITING PROXIES FOR THE ANNUAL MEETING?

         The cost of soliciting proxies for the annual meeting will be borne by CEDC. In addition to the use of the mails, proxies may be solicited personally or by telephone, by officers and employees of CEDC who will not receive any additional compensation for their services. Proxies and proxy material will also be distributed at the expense of CEDC by broker, nominees, custodians, and other similar parties.

         If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED: "FOR" PROPOSAL 1 TO ELECT THE BOARD OF DIRECTORS' SIX NOMINEES FOR DIRECTOR; AND "FOR" PROPOSAL 2 TO RATIFY THE BOARD OF DIRECTORS' APPOINTMENT OF ERNST & YOUNG AUDIT SP. Z O.O. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2000 FISCAL YEAR. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in accordance with their best judgment.

         The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. Stockholders may, however, revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its officers, directors or employees, also may solicit proxies personally or by telephone or other means. Such persons will not be specifically compensated for such solicitation activities. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their reasonable expenses incurred in that connection.

         The close of business on March 31, 2000 has been fixed by the Board of Directors as the record date (the "Record Date") for determination of stockholders entitled to vote at the Annual Meeting. As of the Record Date, the outstanding voting stock of the Company consisted of 4,134,230 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote per share with respect to all matters as to which a vote is taken at the Annual Meeting.

         The Bylaws of the Company (the "Bylaws") provide that the holders of a MAJORITY of the voting rights of the shares of Common Stock present in person or represented by proxy and entitled to vote shall constitute a quorum at the Annual Meeting. Stockholders' votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting.

         Assuming the presence of a quorum at the Annual Meeting, a PLURALITY of the votes cast at the Annual Meeting is required for election of directors, and a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Ernst & Young Audit Sp. z o.o. as the Company's independent public accountants. Unless otherwise required by applicable law or the Certificate of Incorporation or Bylaws, the affirmative vote of a MAJORITY of the votes cast at the Annual Meeting is required to decide any other matter submitted to a stockholder vote.

         Abstentions and broker non-votes will be treated as shares that are present, in person or by proxy, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the Annual Meeting. As a result, abstentions and broker non-votes will not have any effect on the approval of Proposals 1 and 2 or any other matter that properly comes before the meeting.

         The Certificate of Incorporation does not provide for cumulative voting in the election of directors.

         This Proxy Statement, the Notice of Annual Meeting of Stockholders, the Proxy Card and the Company's Annual Report to Stockholders were first mailed to stockholders on or about April 26, 2000.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         The Certificate of Incorporation provides that the Board of Directors shall consist of not fewer than two directors nor more than nine directors and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting, approved by two-thirds of the directors then in office. The Board of Directors currently consists of seven directors, each serving a one-year term. At the Annual Meeting, six directors will be elected, each for a one-year term. The Board of Directors has nominated for director William V. Carey, James T. Grossmann, Tony Housh, Jan W. Laskowski, Jeffrey Peterson and Joe M. Richardson, to be elected at the Annual Meeting.

         Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of Messrs. Carey, Grossmann, Housh, Laskowski, Peterson and Richardson. The Board of Directors believes that such nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the persons named in the accompanying proxy shall determine in accordance with their best judgment. Pursuant to the Bylaws, directors are elected by plurality vote.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS
                            NOMINEES FOR DIRECTORS.



INFORMATION AS TO NOMINEES FOR DIRECTORS


         Name                               Age      Position(s)
         -----                              ---      -----------
         William V. Carey . . . . . . . .    35      Chairman, President and Chief Executive Officer
         Jeffrey Peterson . . . . . . . .    49      Vice Chairman and Executive Vice President
         James T. Grossmann . . . . . . .    59      Director
         Tony Housh . . . . . . . . . . .    33      Director
         Jan W. Laskowsi . . . . . . . .     43      Director
         Joe M. Richardson . . . . . . .     47      Director

     Directors and executive officers of the Company are elected to serve until they resign or are removed, or until their successors are elected. All directors of the Company are elected annually at the annual meeting of stockholders. Executive officers of the Company generally are appointed at the board's first meeting after each annual meeting of stockholders. Mr. Joseph S. Conti and Mr. James B. Kelly, Directors in 1999, chose not to stand for re-election. Mr. Tony Housh stands for election for the first time.

     WILLIAM V. CAREY has served as Chairman, President and Chief Executive Officer of the Company since its inception. Mr. Carey began working for the Company's wholly owned Polish subsidiary, Carey

Agri International Poland Sp. z o.o. ("Carey Agri") in 1990 and in 1993 Mr. Carey instituted and supervised the direct delivery system for Carey Agri's nationwide expansion. Mr. Carey, a 1987 graduate of the University of Florida, played briefly on the professional golf circuit before joining the Company. Mr. Carey is a member of the American Chamber of Commerce in Poland.

     JEFFREY PETERSON has served as Vice Chairman, Executive Vice President and director of the Company since its inception. Mr. Peterson was a co-founder of Carey Agri in 1990, and is a member of the management board of that entity. Prior thereto, Mr. Peterson contracted with African, Middle Eastern, South American and Asian governments and companies for the supply of American agricultural exports and selected agribusiness products, such as livestock, feed supplements and veterinary supplies. Mr. Peterson has worked with international banks and United States government entities to facilitate support for exports from the United States.

     JAMES T. GROSSMANN, a retired United States Foreign Service officer, has served as a director of the Company since its inception. With the United States Agency for International Development ("U.S.A.I.D."), during the years 1977 to 1996, Mr. Grossmann served in emerging markets in Central Europe, Central America, Africa and Asia with a concentration on developing private sector trading and investment through United States government-sponsored aid programs. Immediately prior to his retirement in 1996, he managed a $300 million mass privatization and capital markets development program that assisted 14 former state-controlled countries in Central Europe transition to market economies.

     TONY HOUSH is a Director at the Warsaw, Poland based investment company Millennium Capital, focusing on capital development, strategic advisory and new technology projects. Mr. Housh joined Millenium Capital from the American Chamber of Commerce in Poland, where he is completing his tenure as the Director (June 2000). In this role, he has served as a primary government relations and investment advisor to over three hundred US companies on the market. Mr. Housh previously served as a US Department of the Treasury banking and tax analyst at the Polish Ministry of Finance, and provided advice and expertise to the Slovak and Czech government as needed. He has extensive experience throughout the region as a business and regulatory advisor as well as a Board member of multinational organizations such as the Fulbright Commission. He is a double major B.A. graduate of the University of Kansas and the University of Essex (U.K.) in Soviet/East European Studies and Political Science.

     JAN W. LASKOWSKI has served as a director of the Company since its inception. Mr. Laskowski has lived and worked in Poland since 1991 where since 1999 he has a Consultancy and Investment Banking practice. He was the Vice President and member of the management board of American Bank in Poland ("Amerbank") until February 1999, a position he had held since 1996, where he was responsible for business development. Before joining Amerbank in 1991, Mr. Laskowski worked in London for Bank Liechtenstein (UK) Ltd from 1989 to 1991. He began his career with Credit Suisse, also in London, where he worked for 11 years.

     JOE M. RICHARDSON has served as a director of the Company since its inception. Since October 1994, Mr. Richardson has served as the Director of Sales and Marketing Europe of Sutter Home Winery Inc., where he is responsible for developing and managing the importation, distribution and sales of Sutter Home Wines within Europe. From October 1993 until October 1994, Mr. Richardson assisted Carey Agri in marketing development. Prior thereto, Mr. Richardson had 19 years experience in the wine industry.

      Each of the two representatives in the Company's initial public offering has the right, through July 31, 2003, to designate one person for election to the Board of Directors. In the event that one or both of the representatives elects not to exercise this right, then a person may be designated by each of the representatives to attend all meetings of the Board of Directors for such period of time. Such person will be entitled to receive all notices and other correspondence as if such person were a member of the Board of

Directors and to be reimbursed for out-of-pocket expenses incurred in connection with attendance of meetings of the Board of Directors.

     Brean Murray and Co., Inc., one of the representatives, has not designated a person as a member of the Board of Directors of the Company or to attend meetings of the Board. The other representative, Fine Equities Inc., designated Joe Conti to serve as a director of the Company during 1999. Mr. Conti chose not to stand for re-election.

THE BOARD AND ITS COMMITTEES

     The Board held seven meetings in 1999 in addition to acting by unanimous written consent four times. Each director attended at least 75 percent of all meetings of the Board and committees of the Board to which he was assigned that were held during the portion of fiscal year 1999 as to which such director was a member of the Board or applicable committee.

     The Board has two standing committees, an audit committee and a compensation committee. The Company does not have a separate nominating committee for recommending to Stockholders candidates for positions on the Board.

THE AUDIT COMMITTEE

The Audit Committee oversees management's fulfillment of its financial reporting and disclosure responsibilities and its maintenance of and appropriate internal control system. It also recommends the appointment of the Company's independent public accountants and oversees the activities of the Company's internal audit function. All members of the Audit Committee are non-employee directors.

To insure independence, the Audit Committee also meets separately with the Company's independent public accountants, internal auditor and other members of management.

The Audit Committee has a charter that specifies it responsibilities and the Committee believes it fulfills its charter. The Board of Director's, upon the recommendation of the Audit Committee, approved a charter in response to the Audit Committee requirements adopted by the Securities and Exchange Commission in December 1999. A copy of the Audit Committee charter is attached to the Proxy Statement as Appendix A.

The Audit Committee met with the Independent public Auditors twice during 1999. The Audit Committee, which held two meetings separate from full Board Meetings during fiscal 1999, consisted of Joe Conti and Jan Laskowski. The Committee's responsibilities include reviewing (i) the scope and findings of the annual audit, (ii) accounting policies and procedures and the Company's financial reporting and (iii) the internal controls employed by the Company.

THE COMPENSATION COMMITTEE

      The Compensation Committee, which held one meeting during 1999, consists of Joe Richardson and Jan Laskowski. The Committee's responsibilities include
(i) making recommendations to the Board on salaries, bonuses and other forms of compensation for the Company's officers and other key management and executive employees, (ii) administering the 1997 Stock Incentive Plan (the "Plan") and
(iii) reviewing management recommendations for grants of stock options and any proposed plans or practices of the Company relating to compensation of its employees and directors.

COMPENSATION COMMITTEE REPORT

            The Compensation Committee of the Board of Directors has prepared the following report on the Company's policies with respect to the compensation of executive officers for 1999.

         The Board of Directors appointed the Compensation Committee in November 1997. Since that time, decisions on compensation of the Company's executive officers have been made by the full Board of Directors or by the Compensation Committee. No member of the Compensation Committee is an employee of the Company. Prior to July 1997, there were no Board committees.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS

         The base salaries for the two most senior executive officers were established at the time of the Company's Initial Public Offering in 1998. The salaries were agreed to and approved by the full Board after discussions with the company's underwriters and after comparisons with salaries paid by other Small cap public companies and companies in the Company's Central European market area. The following criteria is being used to evaluate compensation policies toward executive officers.

         The compensation policies of the Company are designed to (i) attract, motivate and retain experienced and qualified executives, (ii) increase the overall performance of the Company, (iii) increase stockholder value, and (iv) increase the performance of individual executives. The Compensation Committee seeks to provide competitive salaries based upon individual performance together with annual cash bonuses awarded based on the Company's overall performance relative to corporate objectives, taking into account individual contributions, teamwork and performance levels. The Compensation Committee believes that the level of base salaries plus bonuses of executives should generally be managed to compete in the Central European geographical area with other public and private companies. In addition, it is the policy of the Company to grant stock options to executives upon their commencement of employment with the Company and annually thereafter in order to strengthen the alliance of interest between such executives and the Company's stockholders and to give executives the opportunity to reach the top compensation levels of the competitive market depending on the Company's performance (as reflected in the market price of the Common Stock).

         The following describes in more specific terms the elements of compensation that implement the Compensation Committee's compensation policies, with specific reference to compensation reported for 1999:

         BASE SALARIES. Base salaries of executives are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, and the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at peer public and private companies in the Company's Central European geographic region. Base salaries for executive officers are reviewed annually based upon, among other things, individual performance and responsibilities.

         Annual salary adjustments are recommended by the Chief Executive Officer and Executive Vice-President by evaluating the performance of each executive officer after considering new responsibilities and the previous year's performance. Individual performance ratings take into account such factors as achievement of specific goals that are driven by the Company's strategic plan and attainment of specific individual objectives. The factors impacting base salary levels are not assigned specific weights but are subject to adjustments by the Compensation Committee and the Board.

         BONUSES. The Company's annual bonuses to its executive officers are based on both corporate and individual performance, as measured by reference to factors which reflect objective performance criteria over which management generally has the ability to exert some degree of control. These corporate performance factors consist of revenue and earnings targets established in the Company's annual budget. The Compensation Committee is in the process of formulating an annual bonus scheme to be approved and implemented in the current year. It will reward executive officers in relation to set performance targets.

         STOCK OPTIONS. A third component of executive officers' compensation is the 1997 Plan pursuant to which the Company grants executive officers and other key employees' options to purchase shares of Common Stock.

         The Compensation Committee or the full Board of Directors grants stock options to the Company's executives in order to align their interests with the interests of the stockholders. Stock options are considered by the Compensation Committee to be an effective long-term incentive because the executives' gains are linked to increases in the stock value which in turn provides stockholder gains. The Compensation Committee generally grants options to new executive officers and other key employees upon their commencement of employment with the Company and annually thereafter. The options generally are granted at an exercise price equal to the market price of the Common Stock at the date of the grant. Options granted to executive officers typically vest over a period of one to five years following the date of grant. The maximum option term is ten years. The full benefit of the options is realized upon appreciation of the stock price in future periods, thus providing an incentive to create value for the Company's stockholders through appreciation of stock price. Management of the Company believes that stock options have been helpful in attracting and retaining skilled executive personnel.

             Stock option grants made to newly hired executive officers and other employees in 1999 reflect the significant individual contributions they are expected to make to the Company's operations and implementation of the Company's development and growth programs. During 1999, the Company granted stock options covering a total of 128,000 shares of Common Stock.


Respectfully submitted,

Compensation Committee

Jan Laskowski
Joe Richardson

COMPENSATION COMMITTEE INTERLOCKS

     Joe Richardson is the Director for Sutter Homes Wines Europe, which the Company distributes. See ,"Certain Transactions".

DIRECTOR COMPENSATION

       Each director receives annual directors' fees of $2,000. Additionally, Mr. Carey and Mr. Peterson annually receive $10,000 and $5,000, respectively, for serving as Chairman and Vice-Chairman of the Board of Directors. Members of the Board of Directors have received grants of stock options under the Plan described below. The Company reimburses directors for out-of-pocket travel expenditures relating to their service on the Board of Directors.

EXECUTIVE OFFICERS

     The names, ages, current positions held and date from which the current position was held of all executive officers of the Company as of April 24, 2000 are set forth below.

         Name                      Age    Position(s)             Position Since
         ----                      ---    -----------             --------------
         William V. Carey......... 35     Chairman, President and     1997
                                          Chief Executive Officer
         Jeffrey Peterson......... 49     Vice Chairman and           1997
                                          Executive Vice President
         Evangelos Evangelou ..... 32     Chief Operating Officer     1998
         Neil Crook............... 37     Vice President and Chief
                                          Financial Officer           2000

         The following sets forth the business experience, principal occupations and employment of each of the executive officers who do not serve on the Board.

         NEIL CROOK joined the Company in February 2000 as Vice President and Chief Financial Officer. From April 1996 to January 2000, he held the position of Financial Controller in Xerox Polska Ltd, the autonomous subsidiary of Xerox (Europe) Ltd in Poland. Prior thereto, he worked with Continental Can Polska where he oversaw the financial operation of the construction of an aluminum can manufacturing plant. Mr. Crook has six years experience in Poland and is a United Kingdom registered F.C.M.A

       EVANGELOS EVANGELOU joined the Company in September 1998. From October 1993 until July 1998, Mr. Evangelou was both Assistant Manager and General Manager of Louis Poland where he was responsible for the day-to-day operations of all food and beverage outlets within Warsaw International Airport. Prior to coming to Poland for Louis, Mr. Evangelou was in food and beverage management in the United Kingdom.



EXECUTIVE COMPENSATION
     The following table shows, for the periods indicated, compensation awarded or paid by the Company to its Chief Executive Officer (the highest compensated employee of the Company).


                           SUMMARY COMPENSATION TABLE

                                                    Annual
                                                 Compensation
                                                 ------------
Name and Principal Position       Year             Salary           Other(1)
---------------------------       ----             ------           --------
William V. Carey                  1998             93,333             35,000
Chairman, President               1999            148,333             35,000

(1) During 1998 and 1999, Carey Agri provided Mr. Carey with the free use of an automobile and housing valued at $35,000.

COMPENSATION PLANS

     EMPLOYMENT AGREEMENTS. Mr. Carey has entered into an employment contract with the Company, which commenced on July 31, 1998 and ends July 30, 2001. Mr. Carey is paid an annual base salary at the rate of $165,000 per year, $76,000 payable by Carey Agri and $89,000 by the Company. If Mr. Carey is not elected the Chairman of the Board of Directors in accordance with the Bylaws, his base salary paid by the Company will be increased by $10,000. Mr. Carey's base salary is to be reviewed no less frequently than annually.

     Additionally, as partial consideration for the execution of the continuing employment agreement, the Company has granted to Mr. Carey options to purchase 34,500 shares of Common Stock at the time of the Initial Public Offering with an exercise price of $6.50 and has granted in 1999 16,500 options with an exercise price of $6.875. Such options are granted under the Plan and will vest and become exercisable on July 31, 2000. For options granted Mr. Carey because of his work on the board of directors of the Company and Carey Agri, see "1997 Stock Incentive Plan."

     Mr. Carey may terminate his employment agreement only for "good reason," which includes the Company's' failure to perform its obligations under the agreement. The Company may terminate the agreement for "cause" as defined, which includes Mr. Carey's willful refusal to follow written orders or willful engagement in conduct materially injurious to the Company or continued failure to perform his required duties. If the Company terminates the agreement for cause or Mr. Carey terminates it without good reason, Mr. Carey's salary and benefits will be paid only through the date of termination. If the Company terminates the employment agreement other than for cause or if Mr. Carey terminates it for good reason, the Company will pay Mr. Carey his salary and benefits through the date of termination in a single lump sum payment and other amounts or benefits at the time such amounts would have been due.

     Pursuant to the agreement, Mr. Carey has agreed that during the term of employment, and for a one-year period following a termination of employment, he will not compete with the Company. The ownership by Mr. Carey of less than five percent of the outstanding stock of any corporation listed on a national securities exchange conducting any competitive business shall not be viewed as competition.

     Jeffrey Peterson has entered into an employment contract with the Company, which commenced on July 31, 1998 and ends on July 30, 2000. In the first year of his employment, Mr. Peterson will be paid $45,000 for serving as the Executive Vice President of the Company and $48,000 for serving on the management board of Carey Agri. In the second year, Mr. Peterson will be paid $39,000 by the Company and $36,000 by Carey Agri. The Company may terminate this agreement, with or without cause, on three months' prior written notice; Mr. Peterson may terminate only for good reason. For options granted to Mr. Peterson as a member of the board of directors of the Company and Carey Agri, see "--1997 Stock Incentive Plan."



1997 STOCK INCENTIVE PLAN

     The Companys' 1997 Stock Incentive Plan, as amended (the "Plan"), provides for the grant of incentive stock options within the meaning of Section 422 of the Code, non-qualified options, stock appreciation rights, restricted stock and restricted stock units to directors, executives and other employees of the Company and any of its subsidiaries or of any service provider, as defined, whose participation in the Plan is determined to be in the best interest of the Company. The Plan authorizes the issuance of up to 750,000 shares of Common Stock (subject to anti-dilution adjustments in the event of a stock split, recapitalization or similar transaction).

The Board of Directors has the full power and authority to take all actions and to make all determinations required under the Plan, but has currently delegated that authority to its Compensation Committee, which has the authority to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan. The Compensation Committee's interpretations of the Plan and its determinations pursuant to the Plan will be final and binding on all parties claiming an interest under the Plan. The Plan was adopted by the Board of Directors on November 27, 1997, which is the effective date of the Plan, and approved by the Companys' stockholders in December 1997. The term of the Plan is ten years from its effective date, and no grants may be made under the Plan after that date.

     Automatic grants to purchase 3,000 shares of common stock are made to outside directors of the Company. These grants are made upon initial election to the board.

     The option exercise price for incentive stock options granted under the Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant of the option. Options may be exercised up to 10 years after grant, except as otherwise provided in the particular option agreement. Payment for shares purchased under the Plan shall be made in cash or cash equivalents. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, however, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of an incentive stock option must not exceed five years.

     The Plan also authorizes the grant of stock appreciation rights whereby the grantee of a stock option may receive payment from the Company of an amount equal to the excess of the fair market value of the shares of Common Stock subject to the option surrendered over the exercise price of such shares. A particular award agreement may permit payment by the Company either in shares of Common Stock, cash or a combination thereof.

     Options granted under the Plan are generally not transferable except that non-qualified options may, in certain circumstances, be transferred to family members of the grantee. If any optionee's employment with the Company or a service provider terminates by reason of death, options will fully vest and may be exercised within 24 months after such death. If the optionee's employment terminates by reason of disability, options will continue to vest and shall be exercisable to the extent vested for a period of one year after the termination of employment. If the optionee's employment terminates for any other reason, options not vested will terminate and vested options held by such optionee will terminate 90 days after such termination.

     The Plan also authorizes the grant of restricted stock or restricted stock units, which are rights to receive shares of Common Stock in the future. Both the restricted stock and restricted stock units will be subject to restrictions and risk of forfeiture. Such restriction may include not only a period of time of further employment or service to the Company or Carey Agri or a service provider but the satisfaction of individual or corporate performance objectives. Performance objectives may include, among others, the trading price of the shares of Common Stock, market share, sales, earnings per share and return on equity. Unless the particular award agreement states otherwise, the holders of restricted stock shall have the right to vote such shares of Common Stock and the right to receive any dividends declared and paid with respect to such stock, but the holders of restricted stock units shall have no such rights.

     If the grantee's employment with the Company or Carey Agri or a service provider terminates by reason of death, all restricted stock and restricted stock units granted under the Plan shall fully vest. If the grantee's employment terminates by reason of disability, the grantee's restricted stock or restricted stock units shall continue to vest for a period of one year. If the grantee's employment is terminated for any other reason, the restricted stock or restricted stock units shall be forfeited.

     In the event of the dissolution or liquidation of the Company or upon a merger, consolidation or reorganization of the Company in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company or upon any transaction (including one in which the Company is the surviving entity) approved by the Board of Directors that results in any person or entity owning eighty percent or more of the combined voting power of all classes of securities of the Company, outstanding restricted stock and restricted stock units shall vest and all options become immediately exercisable, within a stated period, unless provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption or substitution of such options, restricted stock and restricted stock units.

     The Board of Directors may amend, suspend or terminate the Plan with respect to the shares of Common Stock as to which grants have not been made. However, the Companys' stockholders must approve any amendment that would cause the Plan not to comply with the Code.

   OPTION GRANTS AND EXERCISES. The following table sets forth information with respect to grants of stock options to the Company's Chief Executive Officer during the year ended December 31, 1999.


                                      Individual Grants
                 -------------------------------------------------------------

                              Percent of                                                         Potential   Realized
                                 Total                                                                Value at
                  Number of     Options                                                              Assumed Annual
                 Securities   Granted to                                                             Rates of Stock
                 Underlying   Employees                                                          Price Appreciation
                   Options        in        Exercise                                                For Option Term
      Name         Granted    Fiscal Year     Price       Grant      Exercise     Expiration          5%       10%
      ----         -------    -----------     -----    ----------    ---------    -----------       ------   ------
                                                          Date         Date         Date
                                                          ----         ----         ----
  William V.        16,500       30%         $6.875      8/17/99    Sept 17 2000 Sept 17 2009       $64,659  $146,334
  -----------
    Carey
    -----


The market price of the Common Stock at December 31, 1999 was lower than the exercise price. No stock options were exercised in 1999.



                              CERTAIN TRANSACTIONS

     The Company distributes Sutter Home wines in Poland. Mr. Richardson, a director of the Company, is Director of Sales and Marketing Europe of Sutter Home Winery, Inc. The total value of Sutter Home wines sold by the Company in 1999 was approximately $1.2 million.

     For certain transactions with regard to Mr. Laskowski, see "The Board and Its Committees".

                            COMPARATIVE STOCK PRICES

         The following chart sets forth comparative information regarding the Company's cumulative stockholder return on its Common Stock since its initial public offering completed in July 1998. Total stockholder return is measured by dividing total dividends (assuming dividend reinvestment) plus share price change for a period by the share price at the beginning of the measurement period. The Company's cumulative stockholder return based on an investment of $100 at July 28, 1998, when the Common Stock was first traded on the NASDAQ market, at its closing price of $6.50 is compared to the cumulative total return of the CRSP Total Return Index for the NASDAQ Market (US and Foreign) and the NASDAQ Non-Financial Stocks Index, comprised of publicly traded companies which are principally in Non-Financial business during that same period.



           Comparison of Six Quarter periods Cumulative Total Return*
                      Among the Company, the NASDAQ Market
                         And NASDAQ Non-Financial Stocks

[COMPARISON GRAPH APPEARS BELOW]

                          JUN-98  SEP-98  DEC-98  MAR-99  JUN-99  SEP-99  DEC-99
                          ------  ------  ------  ------  ------  ------  ------
CEDC                       100     550     613     700     850     625      500
CRSP Total Return Index
for the NASDAQ Market      100     556     715     798     875     894     1310
(US & Foreign)
NASDAQ Non-Financial       100     556     730     680     762     661      684
Stocks

* $100 invested on July 28, 1998, including reinvestment of dividends. Six quarter periods ending December 31, 1999.



                         RATIFICATION OF THE APPOINTMENT
                  OF THE COMPANY'S INDEPENDENT PUBLIC AUDITORS
                                  (PROPOSAL 2)

         On March 2, 1993, the Company engaged the accounting firm of Ernst & Young Audit Sp. z o.o. as the Company's principal independent auditors.

         Stockholder ratification of Proposal 2 is not required by the Bylaws or otherwise. However, the Board of Directors is submitting Proposal 2 to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify Proposal 2, the Board of Directors will reconsider whether or not to retain Ernst & Young Audit Sp. z o.o. Even if Proposal 2 is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accountant at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

         Representatives of Ernst & Young Audit Sp. z o.o. will not be present at the Annual Meeting.

         The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 2.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.


                              SECURITY OWNERSHIP OF
                      PRINCIPAL STOCKHOLDERS AND MANAGEMENT


     The following table sets forth certain information regarding the beneficial ownership of the outstanding Common Stock as of March 31, 2000 : (i) by each person who is known by the Company to beneficially own more than 5% of the Common Stock; (ii) by each director and nominee for director of the Company;
(iii) by each of the executive officers of the Company; and (iv) by all directors and executive officers of the Company as a group. All information in this section is given on the basis of outstanding securities plus securities deemed outstanding under Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.




 Name and Address of                                 Option as Beneficial               Percent by
 Beneficial Owner                                    Ownership                          Class

------------------------------------------------------------------------------------------------------------------------------
William V. Carey (1)                                  1,114,480                           27%
  1602 Cottagewood Drive
  Brandon, FL 33511

William V. Carey Stock Trust (1)                        503,740                           12.2%
  1602 Cottagewood Drive
  Brandon, FL 33511


Jeffrey Peterson (2)                                    619,240                           15%
 1707 Waldemere Street
  Sarasota, FL 34239

Joseph S. Conti (3)                                       7,500                            *
  744 Metropolitan Avenue
  Staten Island, NY 10301

James T. Grossmann (4)                                    21,000                           *
  805 S. Fairfax Street
  Alexandria, VA 22314

James B. Kelly (3)                                         4,500                           *
  7606 Hamilton Spring Road
  Bethesda, MD 20817



  Name and Address of                                Options as Beneficial                Percent by
  Beneficial Owner                                   Ownership                            Class

----------------------------------------------------------------------------------------------------------------------

Jan W. Laskowski (3)                                   8,000                            *
  11 Corwell Lane
  Hillingdon
  Middlesex UB8 3DD

Joe M. Richardson (5)                                  9,340                            *
  P.O. Box 22154
  Louisville, KY 40252

Evangelos Evangelou (6)                                5,200                            *
Polnejrozy 1 # 1409
02-798 Warsaw, Poland


All Directors and Officers as a Group
  (Nine Persons)                                   1,789,760                          43.3 %

* Less than 1%
 (1) Includes 611,740 shares beneficially owned by Mr. Carey (9,500 shares of Common Stock can be acquired upon the exercise of currently exercisable options) and 503,740 shares held in the name of the William V. Carey Stock Trust. Represents. Mr. Carey is the beneficiary of the shares of the Common Stock held in the William V. Carey Stock Trust, and he will become the sole owner of these shares and may terminate the trust on December 11, 2005. Mr. Carey administers the trust, which includes the power to vote the securities held and make any investment decisions, with one other trustee, Remy Hermida, 1707 West Reynolds Street, Plant City, Florida 33567. The trust instrument permits one trustee to delegate any and all power, duties or directions to the other trustee, although this action has not been taken.

(2) Represents 12,000 shares of Common Stock that can be acquired upon the exercise of currently exercisable options.

(3) Represents shares of Common Stock that can be acquired upon the exercise of currently exercisable options.

(4) Represents 20,000 shares of Common Stock that can be acquired upon the exercise of currently exercisable options and 1,000 shares held of record.

(5) Represents 5,500 shares of Common Stock that can be acquired upon exercising currently exercisable options and 3,840 shares held of record.

(6) Represents 4,000 shares of Common Stock that can be acquired upon exercising currently exercisable options and 1,200 shares held of record.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and beneficial owners of more than 10% of the Common Stock to file with the SEC initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. Officers, directors and beneficial owners of more than 10% of the Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.


SUBMISSION OF STOCKHOLDER PROPOSALS FOR ANNUAL MEETINGS

         Any proposal or proposals by a stockholder intended to be included in the Company's proxy statement and form of proxy relating to the 2001 annual meeting of stockholders must be received by the Company no later than December 22, 2000, pursuant to the proxy solicitation rules of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2001 annual meeting of stockholders any stockholder proposal which may be omitted from the Company's proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received.

         Under the Company's Bylaws, to be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive office of the Company not less than 60 days and not more than 90 days prior to the meeting; provided, however, that in the event that less than 75 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Since the first notice of the Annual Meeting has been given through this Proxy Statement, a stockholder's notice must be delivered to the Company no later than May 4, 2000.

         A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company's stock which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

         The Board of Directors of the Company does not know of any other matters to be presented for a vote at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment.

                                       By Order of the Board of Directors


                                       William V. Carey
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER
Sarasota, Florida
April 26, 2000

A COPY OF THE ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 ACCOMPANIES THIS PROXY STATEMENT. THIS REPORT IS A COMBINED REPORT WITH THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE, UPON RECEIPT OF A REQUEST ADDRESS TO THE CORPORATE SECRETARY, CENTRAL EUROPEAN DISTRIBUTION CORPORATION, 1343 MAIN AVE., SUITE 301, SARASOTA, FLORIDA 34236

APPENDICE A


CENTRAL EUROPEAN DISTRIBUTION CORPORATION



AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee which will be composed and organized within the requirements of the Securities and Exchange Commission. The Audit Committee shall be composed of Directors who are independent of the management of the Company and are free of any relationship that in the opinion of the board of Directors, would interfere with their independent judgment as committee members. The Audit Committee will keep open communication but will meet formally at least twice a year, ideally four times a year to coincide with the announcement of quarterly financial reports.


STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting reporting practices of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Directors, the independent auditors and the financial management of the company.

RESPONSIBILITIES

In carrying out its responsibilities, the audit committee believes its policies should remain flexible, in order to best react to changing conditions and to ensure to the Directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.



In carrying out its responsibilities, the Audit Committee will:

o Review and recommend to the Directors, the independent auditors to be selected to audit the financial statements of the Company and subsidiaries.


o Review and concur with management's appointment, terminations or replacement of the financial management of the Company, principally the Finance Director.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, THE LEVEL of the independent auditor's compensation and at the conclusion there of review such audit, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls to procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

o Review the internal audit function of the company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditor.

o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

o Review the financial statements in the quarterly and annual reports to the shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to shareholders. Any changes in accounting principles should be reviewed

o Review with the financial management the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices. Also review with financial management and the auditors their quantitative judgments about the appropriateness, not just acceptability, of accounting principles and financial disclosure practices used or proposed to be used and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates. Attention should be paid to accounting principles and reporting requirements in Poland where the Company conducts it's business.


o Provide sufficient opportunity for the Finance Director and independent auditors to meet with the members of the audit committee without members of executive management present. Among the items to be discussed in these meetings are the Finance Director's evaluation of the company's financial accounting and auditing personnel and the cooperation that the independent auditors received during the course of audit.

o Review accounting and financial human resources and succession planning within the Company.

o Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other Directors questions (alternatively the other Directors, particularly the other independent directors may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

o Review the nature and scope of other professional services provided to the Company by the independent auditors and consider the relationship to the auditors' independence.

o Within the scope of its activities pay special attention to matters specific to the Company's activities and areas of operation. More specifically to review the proper translation and reporting of business activities of subsidiaries in Poland into the consolidated Company accounts and also to review the impact of new acquisitions and their integration and consolidation into the Group.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if in its judgment that is appropriate.

o To consider any potential conflict of interest between the activities of the independent Board of Directors and the interests of the Company. Possible conflicts of interest must be referred to Directors at Board Meetings and consulted with the independent auditors, the Chairman, Vice Chairman or legal counsel as appropriate.


POWERS

The audit committee shall have the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation. The committee may ask members of management or others, as appropriate, to attend its meeting and provide pertinent information as necessary.



RELATIONSHIP WITH AUDITORS AND BOARD OF DIRECTORS

The company's independent auditors are ultimately accountable to the board of directors of the company and to the audit committee, as representatives of the stockholders of the company. The board of directors and the audit committee as representatives of the company's stockholders, have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted market principles. This is the responsibility of management and independent auditors. Nor is it the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and independent auditors or to assure compliance with laws and regulations and the company's code of conduct, if any.

PROXY                                                                      PROXY
-----                                                                      -----

                   CENTRAL EUROPEAN DISTRIBUTION CORPORATION
                (Solicited on behalf of the Board of Directors)

     The undersigned holder of common stock of Central European Distribution Corporation, revoking all proxies heretofore given, hereby constitutes and appoints William V. Carey and Jeffrey Peterson, and each of them Proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of the said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Central European Distribution Corporation, to be held at the offices of Hogan & Hartson, L.L.P., 885 Third Avenue, 26th Floor, New York, New York, Tuesday, May 23, 2000, at 10:00 a.m., local time, and at any adjournments thereof.

     The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

     Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter which may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR proposal 2.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                   CENTRAL EUROPEAN DISTRIBUTION CORPORATION

                                  May 23, 2000

        (arrow) Please Detach and Mail in the Envelope Provided (arrow)

[x] Please mark your
    votes as in this
    example.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1) AND (2) LISTED BELOW, TO COME BEFORE THE ANNUAL MEETING.

                          FOR all nominees               WITHHOLD
                          listed at right                AUTHORITY
                       (except as marked to           to vote for all
                        the contrary below).      nominees listed at right.
1. Election of                 [ ]                          [ ]               Nominees: William W. Carey
   six (6)                                                                              Tony Housh
   directors, to                                                                        James T. Grossmann
   serve on the                                                                         Jan W. Laskowski
   Board of Directors,                                                                  Jeffrey K. Peterson
   each for a one-year term and                                                         Joe M. Richardson
   until their respective successors
   are elected
FOR,  except withhold from the following nominees:

---------------------------------------

                                              FOR      AGAINST     ABSTAIN
2. To ratify the Board of Directors'          [ ]        [ ]         [ ]
   appointment of Ernst & Young Audit Sp.
   z.o.o. as the Company's independent
   public accountants for the year 2000.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

This Proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described in paragraphs (1) and (2) unless the shareholder specifies otherwise, (in which case it will be voted as specified).



SIGNATURE______________________________________ DATED_________________, 2000

SIGNATURE______________________________________ DATED_________________, 2000

NOTE: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.